Exhibit 99
FOR IMMEDIATE RELEASE
WILMINGTON TRUST ANNOUNCES 2009 THIRD QUARTER RESULTS
Wilmington, Del., October 23, 2009 — Wilmington Trust Corporation (NYSE: WL) reported a loss of $5.9 million, or $0.15 per diluted common share, for the third quarter of 2009. Earnings for the quarter were offset by $38.1 million of losses on securities in the company’s investment portfolio. On an after-tax basis, these securities losses reduced net income by approximately $23.6 million and earnings by approximately $0.34 per diluted common share.
“The Corporate Client Services business recorded impressive revenue growth, the provision for loan losses declined, the net interest margin improved, and there were numerous other positive developments during the third quarter,” said Ted T. Cecala, Wilmington Trust chairman and chief executive officer. “Unfortunately, recessionary pressures reduced the value of some of our investment securities and triggered accounting rules that require us to write them down.”
The company’s capital position remained strong. All regulatory capital ratios improved from their 2009 second quarter levels, and all continued to exceed the amounts required by the Federal Reserve Board to be considered well capitalized, both including and excluding the $330 million in Capital Purchase Program funds the company received in December 2008 in exchange for issuing shares of Wilmington Trust Series A preferred stock to the U.S. Department of the Treasury.
Positive aspects of third quarter results included:
•	Growth in Corporate Client Services (CCS) revenue, which rose to $43.9 million. This was 28% higher than for the year-ago third quarter, and 6% higher than for the trailing (2009 second) quarter. The year-over-year growth was due mainly to the large retirement services acquisitions completed in 2008. The trailing quarter increase was due mainly to growing demand for default and bankruptcy administration services and successor loan agency services. CCS is providing successor trustee or other services for most of the largest bankruptcies filed over the past 12 months, including the General Motors bankruptcy.

•	A trailing-quarter decline in the provision for loan losses. The provision was $38.7 million, which was 28% lower than for the 2009 second quarter. Credit quality is discussed in more detail elsewhere in this release.
•	A higher net interest margin. The margin rose to 3.23%, which was 7 basis points higher than for the trailing quarter, as core and non-core funding costs decreased.
•	A $96.7 million trailing-quarter increase in core deposits, on average, which rose to $6.70 billion. The increase in core deposits reduced the need for non-core funding, which contributed to the decrease in funding costs.
•	Disciplined expense management. Noninterest expenses were slightly lower than for the trailing quarter, and 3% higher than for the year-ago third quarter. Two items accounted for most of the year-over-year increase:
•	Retirement services subadvisor expense. The year-ago third quarter did not reflect the retirement services acquisition completed in the 2008 fourth quarter.

•	Federal Deposit Insurance Corporation (FDIC) premium expense. In 2009, the FDIC instituted an industry-wide premium increase and changed its methodology for calculating premiums. These two actions added approximately $2.7 million to the company’s quarterly insurance expense.
Total loan balances for the 2009 third quarter were $9.08 billion, on average. Loan balances were affected by:
•	Muted demand for new loans, due to continued economic uncertainty in the mid-Atlantic region, where the company’s Regional Banking activities are focused.
•	Declines in indirect consumer loans over the past four quarters.
•	The sale of $129.0 million of seasoned residential mortgage loans at the end of the 2009 second quarter.
Commercial loan balances for the 2009 third quarter were $6.69 billion, on average. Within the commercial portfolio, commercial mortgage balances rose on a trailing quarter and year-over-year basis. Commercial construction balances were slightly higher than for the year-ago third quarter, but lower than for the trailing quarter. Balances of other types of commercial, financial, and agricultural loans were lower than for the trailing quarter and the year-ago third quarter.

The increase in commercial mortgage balances reflected changes in the credit markets that have minimized the competitive advantages formerly held by specialty commercial mortgage lenders. Wilmington Trust extends commercial mortgage loans to middle-market business owners (privately held and family-owned businesses with up to $250 million of annual sales) within the mid-Atlantic region. In general, the company does not extend credit for high-rise office building projects.
More than half of commercial mortgage loans at September 30, 2009, were for owner-occupied properties. Approximately 18% were for community shopping centers. The rest were for a variety of other types of commercial and industrial properties. Approximately 57% of commercial mortgage loans were for properties in Delaware, with the majority in the state’s northern-most county.
Revenue from the advisory businesses — CCS, Wealth Advisory Services (WAS), and the affiliate money managers — totaled $92.4 million (after amortization), which exceeded net interest income (before the provision for loan losses) by $12.4 million.
WAS business development remained solid in the third quarter, but WAS revenue declined, mainly due to:
•	Client preference for cash management and fixed income investments. Although equity markets improved during the third quarter, most WAS clients opted for investments with less volatility. This dampened revenue because, in general, the company’s pricing is lower for cash management and fixed income investment services than for other types of investment management services.
•	The decline in mutual fund yields due to the low market interest rate environment. Because these yields are so low, the company has waived its management fees. These waivers reduced WAS revenue for the 2009 third quarter by approximately $3 million.
Credit quality
Approximately 87% of total loans outstanding at September 30, 2009, were to clients in Delaware, southeastern Pennsylvania, and Maryland, where the economic downturn has not been as severe as in some other parts of the United States. According to the October 2009 Business Outlook Survey published by the Federal Reserve Bank of Philadelphia, trends suggest economic declines in the region have moderated.

These conditions produced mixed credit quality metrics. Compared to the 2009 second quarter, the provision for loan losses as well as net charge-offs and the net charge-off ratio were lower, while nonperforming assets and loans past due 90 days or more were higher.
The provision for loan losses was $38.7 million, which was 28% lower than the $54.0 million recorded for the 2009 second quarter. The reserve for loan losses was $201.8 million, up 9% from $184.9 million at June 30, 2009. The higher reserve reflected additional downgrades in the internal risk rating analysis, plus the increases in nonperforming assets and loans past due 90 days or more.
At September 30, 2009, the loan loss reserve ratio was 2.24%, and the nonperforming asset ratio was 4.39%. The reserve ratio differs from the nonperforming asset ratio because an asset’s nonperformance does not automatically lead to a partial or total loss.
The amount of the reserve reflects management’s estimates of probable losses. Those estimates are based on a combination of past loss experience, qualitative adjustments to capture current trends, and actual collateral measurements. The process management uses to calculate the reserve follows specific regulatory requirements and accounting rules.
“We prefer to work with borrowers to resolve repayment problems instead of automatically charging off unpaid amounts. Consequently, loans may remain on nonaccruing status for longer periods,” Mr. Cecala said. “Compared to many other banks, our nonperforming asset levels are typically higher, but our net charge-offs are typically lower. We believe the net charge-off ratio is the most meaningful measure of credit quality, and we believe our loan loss reserve is adequate.”
Net charge-offs for the 2009 third quarter were $21.8 million, which was 40% less than the $36.2 million recorded for the 2009 second quarter. The net charge-off ratio was 0.24% of total loans outstanding. This was 15 basis points lower than the 0.39% recorded for the 2009 second quarter. On an annualized basis, the net charge-off ratio decreased to 0.96%. This was 60 basis points lower than for the 2009 second quarter, when the annualized net charge-off ratio was 1.56%.

Nonperforming assets totaled $397.5 million, which was $67.2 million higher than at the end of the 2009 second quarter. Commercial construction loans for residential projects in Delaware and Pennsylvania accounted for two-thirds, or $45.4 million, of this increase.
Loans past due 90 days or more were $38.7 million, which was $12.0 million higher than at the end of the 2009 second quarter. Commercial mortgage and consumer loans accounted for nearly all of this increase.
The financial statement section of this release contains additional disclosures about credit quality.
Investment securities portfolio
Investment securities balances totaled $608.7 million at September 30, 2009, down 15% from the end of the 2009 second quarter. The change in balances was due primarily to:
•	Maturities of mortgage-backed, U.S. Treasury, and other government agency securities.
•	Write-downs on securities that were determined to be other-than-temporarily impaired (OTTI) under U.S. generally accepted accounting principles.
In the 2009 third quarter, the company recorded $38.1 million of securities losses and $1.5 million of securities gains.
Almost all of the securities losses in the 2009 third quarter were associated with pooled trust-preferred securities (TruPS), which consist of securities issued by banks, insurance companies, and other financial institutions. The inability of some of the underlying issuers to meet associated cash flow obligations, plus lack of trading activity, continued to reduce the value of these TruPS and render them OTTI.
In the 2009 third quarter, 23 of the 38 pooled TruPS in the portfolio were OTTI, and the corresponding write-down was $55.0 million. Of that amount, $35.6 million was credit-related and recorded as a loss. The remaining non-credit-related reduction in value of $19.4 million was recorded in other comprehensive income, which reduced common stockholders’ equity by $12.4 million on an after-tax basis.
At September 30, 2009, the amortized cost of the pooled TruPS portfolio was $149.0 million; its estimated fair value was $51.7 million; and its carrying value was $56.3 million. The $92.7 million difference between the amortized cost of the pooled TruPS and their carrying value, which represents the non-credit-related portion of their impairment, is recorded in accumulated other comprehensive income.

In addition to the pooled TruPS, there are 9 single-issue TruPS in the company’s portfolio. The single-issue TruPS are from money center and large regional banks. None of the single-issue TruPS were OTTI at September 30, 2009.
Operating results
On an operating basis, the company was profitable for the third quarter of 2009. Operating net income was $17.8 million, and operating earnings were $0.19 per diluted common share. Except for the securities losses, the dynamics that affected operating results for the 2009 third quarter were the same as the factors that affected reported results.
Operating results do not conform with U.S. generally accepted accounting principles (GAAP). Management believes these non-GAAP measures:
•	Provide a more relevant and comparative basis on which to measure ongoing business activities and evaluate the company’s performance.
•	Help investors and analysts develop more meaningful and accurate analyses of trends in the company’s core business operations.
Some limitations are inherent in presenting operating results. While management believes these disclosures help investors understand the dynamics of the company, these disclosures may not offer relevant comparisons to the operating results of other companies. Other companies might use different measures and/or calculate them differently.
Management compensates for these limitations by providing a detailed reconciliation between GAAP reported results and non-GAAP operating results. The presentation of non-GAAP financial measures should be viewed as supplemental information and not as a substitute for financial results determined in accordance with GAAP.

Operating results (in millions, except share amounts)	2009 Q3
Net loss	$(5.9)
Securities impairment	38.1
Applicable income tax benefit	(14.4)

Operating results	$17.8

Per-share loss	$(0.15)
Per-share loss of securities impairment, after tax	(0.34)

Per-share earnings applicable to operating results	$0.19
Dividend
On October 21, 2009, the Board of Directors declared a regular quarterly cash dividend of $0.01 per common share. The dividend will be paid on November 16, 2009, to shareholders of record on November 2, 2009.
Financial statements
Financial statements for the three and nine months ended September 30, 2009, follow the narrative section of this release.
Conference call
Management will discuss 2009 third quarter results and outlook for the future in a conference call today at 10:00 a.m. (Eastern). Supporting materials, financial statements, and audio streaming will be available at www.wilmingtontrust.com.

Dial in number:	877-407-8031 (United States and Canada)
201-689-8031 (outside the United States and Canada)
No pass code is necessary.

Internet access:	Live audio-only webcast via www.wilmingtontrust.com.

Replay information:	Available until 11:59 p.m. (Eastern) on Friday, October 30,
via www.wilmingtontrust.com, or by telephone:
877-660-6853 (United States and Canada)
201-612-7415 (outside the United States and Canada)
Use account #286 and replay ID #334236.

Forward-looking statements
This release may contain forward-looking statements that reflect our current expectations about our performance. These statements rely on a number of assumptions, estimates, expectations, and assessments of potential developments, and are subject to various risks and uncertainties that could cause our actual results to differ from our expectations. Our ability to achieve the results reflected in these statements could be affected adversely by, among other things, changes in national or regional economic conditions; changes in market interest rates; fluctuations in equity or fixed income markets; significant changes in banking laws or regulations; changes in accounting policies, procedures, or guidelines; increased competition for business; higher-than-expected credit losses; the effects of acquisitions; the effects of integrating acquired entities; a substantial and permanent loss of either client accounts and/or assets under management at Wilmington Trust and/or affiliate money managers Cramer Rosenthal McGlynn and Roxbury Capital Management; changes in the market values of securities in our investment portfolio; changes in the regulatory, judicial, legislative, or tax treatment of business transactions; new litigation or developments in existing litigation; and economic uncertainty created by unrest in other parts of the world.
About Wilmington Trust
Wilmington Trust Corporation (NYSE: WL) is a financial services holding company that provides Regional Banking services throughout the mid-Atlantic region, Wealth Advisory Services for high-net-worth clients in 36 countries, and Corporate Client Services for institutional clients in 88 countries. Its wholly owned bank subsidiary, Wilmington Trust Company, which was founded in 1903, is one of the largest personal trust providers in the United States and the leading retail and commercial bank in Delaware. Wilmington Trust Corporation and its affiliates have offices in Arizona, California, Connecticut, Delaware, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, Nevada, New Jersey, New York, Pennsylvania, South Carolina, Vermont, the Cayman Islands, the Channel Islands, London, Dublin, Frankfurt, Luxembourg, and Amsterdam. For more information, visit www.wilmingtontrust.com.
Contacts

Investors and analysts:	News media:
Ellen J. Roberts	Bill Benintende
Investor Relations	Public Relations
(302) 651-8069	(302) 651-8268
eroberts@wilmingtontrust.com	wbenintende@wilmingtontrust.com

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the nine months ended September 30, 2009
HIGHLIGHTS

	Three Months Ended			Nine Months Ended
	Sept. 30,	Sept. 30,	%	Sept. 30,	Sept. 30,	%
	2009	2008	Change	2009	2008	Change
OPERATING RESULTS (in millions)
Net interest income	$80.0	$91.1	(12.2)	$240.2	$263.1	(8.7)
Provision for loan losses	(38.7)	(19.6)	97.4	(122.2)	(48.0)	154.6
Noninterest income	69.1	87.8	(21.3)	261.4	283.7	(7.9)
Noninterest expense	127.0	123.9	2.5	382.0	427.9	(10.7)
Net (loss)/income	(5.9)	22.9	—	6.8	44.9	(84.9)

(LOSS)/EARNINGS
Net (loss)/income	$(5.9)	$22.9	—	$6.8	$44.9	(84.9)
Dividends and accretion on preferred stock	4.5	—	—	13.6	—	—
Net (loss)/income available to common shareholders	(10.4)	22.9	—	(6.8)	44.9	—

PER COMMON SHARE DATA
Basic net (loss)/income	$(0.15)	$0.34	—	$(0.10)	$0.67	—
Diluted net (loss)/income	(0.15)	0.34	—	(0.10)	0.67	—
Dividends paid per common share	0.01	0.345	(97.1)	0.355	1.025	(65.4)
Book value at period end[1]	14.29	15.60	(8.4)	14.29	15.60	(8.4)
Closing price at period end	14.20	28.83	(50.7)	14.20	28.83	(50.7)
Market range:
High	15.82	46.75	(66.2)	22.53	46.75	(51.8)
Low	9.75	20.50	(52.4)	6.76	20.50	(67.0)

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	68,979	67,231	2.6	68,963	67,155	2.7
Diluted	68,979	67,269	2.5	68,963	67,349	2.4

AVERAGE BALANCE SHEET (in millions)
Investment portfolio	$653.9	$1,461.7	(55.3)	$912.9	$1,601.5	(43.0)
Loans	9,079.6	9,459.0	(4.0)	9,329.9	9,062.0	3.0
Earning assets	9,872.0	11,076.0	(10.9)	10,386.0	10,778.2	(3.6)
Core deposits	6,699.1	5,336.3	25.5	6,405.8	5,268.4	21.6
Stockholders’ equity	1,322.6	1,021.5	29.5	1,331.8	1,088.7	22.3

STATISTICS AND RATIOS (net income annualized)
(Loss)/return on average stockholders’ equity[1]	(2.34)%	8.92%	—	0.90%	5.51%	(83.7)
(Loss)/return on average assets	(0.21)%	0.76%	—	0.08%	0.51%	(84.3)
Net interest margin (taxable equivalent)	3.23%	3.27%	(1.2)	3.10%	3.27%	(5.2)
Dividend payout ratio	N/M	101.31%	—	N/M	153.67%	—
Full-time equivalent headcount	2,902	2,925	(0.8)	2,902	2,925	(0.8)

[1]	Does not include preferred stock and noncontrolling interest.

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the nine months ended September 30, 2009
QUARTERLY INCOME STATEMENT

	Three Months Ended
						% Change From
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Prior	Prior
(In millions)	2009	2009	2009	2008	2008	Quarter	Year
NET INTEREST INCOME
Interest income	$106.3	$111.3	$117.1	$147.1	$152.1	(4.5)	(30.1)
Interest expense	26.3	29.7	38.6	52.5	61.0	(11.4)	(56.9)

Net interest income	80.0	81.6	78.5	94.6	91.1	(2.0)	(12.2)
Provision for loan losses	(38.7)	(54.0)	(29.5)	(67.5)	(19.6)	(28.3)	97.4

Net interest income after provision for loan losses	41.3	27.6	49.0	27.1	71.5	49.6	(42.2)

NONINTEREST INCOME
Advisory fees:
Wealth Advisory Services
Trust and investment advisory fees	33.5	31.6	31.3	33.4	39.3	6.0	(14.8)
Mutual fund fees	2.4	5.2	7.5	7.6	6.8	(53.8)	(64.7)
Planning and other services	10.0	10.3	10.9	13.0	11.2	(2.9)	(10.7)

Total Wealth Advisory Services	45.9	47.1	49.7	54.0	57.3	(2.5)	(19.9)

Corporate Client Services
Capital markets services	15.2	12.8	11.5	12.6	11.9	18.8	27.7
Entity management services	8.3	8.3	7.9	8.2	7.7	—	7.8
Retirement services	16.7	16.6	16.1	15.4	11.3	0.6	47.8
Investment/cash management services	3.7	3.6	3.9	3.5	3.5	2.8	5.7

Total Corporate Client Services	43.9	41.3	39.4	39.7	34.4	6.3	27.6

Cramer Rosenthal McGlynn	5.3	5.0	3.0	3.1	3.8	6.0	39.5
Roxbury Capital Management	(0.6)	(0.6)	(0.8)	(0.3)	0.4	—	—

Advisory fees	94.5	92.8	91.3	96.5	95.9	1.8	(1.5)
Amortization of affiliate intangibles	(2.1)	(2.1)	(2.3)	(2.3)	(2.2)	—	(4.5)

Advisory fees after amortization of affiliate intangibles	92.4	90.7	89.0	94.2	93.7	1.9	(1.4)

Service charges on deposit accounts	8.1	7.5	7.9	7.3	7.7	8.0	5.2
Other noninterest income	5.2	6.8	6.2	5.5	6.1	(23.5)	(14.8)
Securities (losses)/gains	(36.6)	(23.4)	7.6	(98.4)	(19.7)	56.4	85.8

Total noninterest income	69.1	81.6	110.7	8.6	87.8	(15.3)	(21.3)

Net interest and noninterest income	110.4	109.2	159.7	35.7	159.3	1.1	(30.7)

NONINTEREST EXPENSE
Salaries and wages	49.3	48.6	49.1	51.7	50.6	1.4	(2.6)
Incentives and bonuses	9.7	7.8	4.9	8.6	11.8	24.4	(17.8)
Employment benefits	14.0	14.2	16.7	12.1	12.8	(1.4)	9.4
Net occupancy	7.7	7.7	7.8	7.3	7.9	—	(2.5)
Furniture, equipment, and supplies	10.1	10.0	10.5	11.8	11.7	1.0	(13.7)
Other noninterest expense:
Advertising and contributions	1.4	1.8	2.5	2.8	2.6	(22.2)	(46.2)
Servicing and consulting fees	3.1	3.5	4.1	4.8	2.9	(11.4)	6.9
Subadvisor expense:
Retirement services	7.6	7.0	6.7	6.7	2.0	8.6	280.0
Other services	1.2	1.3	1.4	2.4	2.7	(7.7)	(55.6)
Travel, entertainment, and training	1.8	1.9	1.8	2.8	3.2	(5.3)	(43.8)
Insurance	5.6	10.3	4.2	2.5	2.3	(45.6)	143.5
Other expense	15.5	14.3	16.9	18.3	13.4	8.4	15.7

Total other noninterest expense	36.2	40.1	37.6	40.3	29.1	(9.7)	24.4

Total noninterest expense	127.0	128.4	126.6	131.8	123.9	(1.1)	2.5

(Loss)/income before income taxes and noncontrolling interest	(16.6)	(19.2)	33.1	(96.1)	35.4	(13.5)	—
Applicable income taxes	(10.8)	(10.2)	11.2	(27.6)	12.3	5.9	—

Net (loss)/income before noncontrolling interest	(5.8)	(9.0)	21.9	(68.5)	23.1	(35.6)	—
Net income attributable to the noncontrolling interest	0.1	0.1	0.1	—	0.2	—	(50.0)

Net (loss)/income	$(5.9)	$(9.1)	$21.8	$(68.5)	$22.9	(35.2)	—

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the nine months ended September 30, 2009
YEAR-TO-DATE INCOME STATEMENT

	Nine Months Ended
	Sept. 30,	Sept. 30,	%
(In millions)	2009	2008	Change
NET INTEREST INCOME
Interest income	$334.7	$464.3	(27.9)
Interest expense	94.5	201.2	(53.0)

Net interest income	240.2	263.1	(8.7)
Provision for loan losses	(122.2)	(48.0)	154.6

Net interest income after provision for loan losses	118.0	215.1	(45.1)

NONINTEREST INCOME
Advisory fees:
Wealth Advisory Services
Trust and investment advisory fees	96.4	118.7	(18.8)
Mutual fund fees	15.1	19.6	(23.0)
Planning and other services	31.2	32.5	(4.0)

Total Wealth Advisory Services	142.7	170.8	(16.5)

Corporate Client Services
Capital markets services	39.5	35.6	11.0
Entity management services	24.5	24.2	1.2
Retirement services	49.4	22.0	124.5
Investment/cash management services	11.2	10.3	8.7

Total Corporate Client Services	124.6	92.1	35.3

Cramer Rosenthal McGlynn	13.3	13.3	—
Roxbury Capital Management	(2.0)	(0.4)	400.0

Advisory fees	278.6	275.8	1.0
Amortization of affiliate intangibles	(6.5)	(5.4)	20.4

Advisory fees after amortization of affiliate intangibles	272.1	270.4	0.6

Service charges on deposit accounts	23.5	22.7	3.5
Other noninterest income	18.2	22.8	(20.2)
Securities losses	(52.4)	(32.2)	62.7

Total noninterest income	261.4	283.7	(7.9)

Net interest and noninterest income	379.4	498.8	(23.9)

NONINTEREST EXPENSE
Salaries and wages	147.1	144.6	1.7
Incentives and bonuses	22.4	39.5	(43.3)
Employment benefits	44.9	39.5	13.7
Net occupancy	23.3	23.5	(0.9)
Furniture, equipment, and supplies	30.4	31.6	(3.8)
Other noninterest expense:
Advertising and contributions	5.7	7.7	(26.0)
Servicing and consulting fees	10.7	8.7	23.0
Subadvisor expense:
Retirement services	21.3	2.8	N/M
Other services	3.8	8.0	(52.5)
Travel, entertainment, and training	5.5	8.5	(35.3)
Insurance	20.1	6.0	235.0
Other expense	46.8	40.6	15.3

Total other noninterest expense	113.9	82.3	38.4

Total noninterest expense before impairment	382.0	361.0	5.8
Goodwill impairment write-down	—	66.9	(100.0)

Total noninterest expense	382.0	427.9	(10.7)

(Loss)/income before income taxes and noncontrolling interest	(2.6)	70.9	—
Applicable income taxes	(9.8)	25.5	—

Net income before noncontrolling interest	7.2	45.4	(84.1)
Net income attributable to the noncontrolling interest	0.4	0.5	(20.0)

Net income	$6.8	$44.9	(84.9)

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the nine months ended September 30, 2009
STATEMENT OF CONDITION

						% Change From
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Prior	Prior
(In millions)	2009	2009	2009	2008	2008	Quarter	Year
ASSETS
Cash and due from banks	$229.6	$222.3	$252.0	$290.4	$231.1	3.3	(0.6)

Interest-bearing deposits in other banks	123.7	106.7	117.4	141.0	80.1	15.9	54.4

Federal funds sold and securities purchased under agreements to resell	65.9	105.0	—	45.3	—	(37.2)	—

Investment securities:
U.S. Treasury	10.7	44.3	48.6	41.4	91.2	(75.8)	(88.3)
Government agencies	162.0	191.9	340.3	463.5	453.5	(15.6)	(64.3)
Obligations of state and political subdivisions	5.7	6.7	6.7	6.9	7.0	(14.9)	(18.6)
Preferred stock	22.3	19.7	15.1	17.1	19.4	13.2	14.9
Mortgage-backed securities	276.5	297.2	322.8	660.5	673.6	(7.0)	(59.0)
Other securities	131.5	155.2	182.9	183.9	215.3	(15.3)	(38.9)

Total investment securities	608.7	715.0	916.4	1,373.3	1,460.0	(14.9)	(58.3)

FHLB and FRB stock, at cost	26.7	26.7	25.0	20.0	16.4	—	62.8

Loans:
Commercial, financial, and agricultural	2,644.9	2,752.4	2,770.2	2,966.3	2,965.2	(3.9)	(10.8)
Real estate — construction	1,950.7	1,961.9	1,960.9	1,923.8	1,908.7	(0.6)	2.2
Commercial mortgage	2,075.0	2,011.8	1,942.8	1,870.2	1,800.7	3.1	15.2

Total commercial loans	6,670.6	6,726.1	6,673.9	6,760.3	6,674.6	(0.8)	(0.1)

Residential mortgage	428.2	435.3	574.6	571.2	562.9	(1.6)	(23.9)
Consumer	1,485.5	1,565.7	1,636.6	1,732.9	1,782.9	(5.1)	(16.7)
Secured with investments	436.9	448.1	523.6	554.7	564.6	(2.5)	(22.6)

Total retail loans	2,350.6	2,449.1	2,734.8	2,858.8	2,910.4	(4.0)	(19.2)

Total loans net of unearned income	9,021.2	9,175.2	9,408.7	9,619.1	9,585.0	(1.7)	(5.9)
Reserve for loan losses	(201.8)	(184.9)	(167.0)	(157.1)	(122.2)	9.1	65.1

Net loans	8,819.4	8,990.3	9,241.7	9,462.0	9,462.8	(1.9)	(6.8)

Premises and equipment	149.1	151.4	150.5	152.0	152.1	(1.5)	(2.0)
Goodwill	363.1	363.4	355.3	355.6	343.3	(0.1)	5.8
Other intangibles	42.3	43.9	44.9	47.0	47.3	(3.6)	(10.6)
Other assets	445.3	438.7	433.0	432.3	341.0	1.5	30.6

Total assets	$10,873.8	$11,163.4	$11,536.2	$12,318.9	$12,134.1	(2.6)	(10.4)

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand	$1,041.6	$1,456.6	$1,214.8	$1,231.7	$808.3	(28.5)	28.9
Interest-bearing:
Savings	918.5	898.1	929.8	815.7	799.6	2.3	14.9
Interest-bearing demand	3,352.8	3,182.4	3,028.5	2,632.9	2,594.4	5.4	29.2
Certificates under $100,000	1,031.8	1,103.0	1,110.3	1,072.5	998.1	(6.5)	3.4
Local certificates $100,000 and over	161.6	179.4	180.3	230.7	267.8	(9.9)	(39.7)

Total core deposits	6,506.3	6,819.5	6,463.7	5,983.5	5,468.2	(4.6)	19.0
National brokered certificates	922.7	959.7	1,811.9	2,432.9	3,101.7	(3.9)	(70.3)

Total deposits	7,429.0	7,779.2	8,275.6	8,416.4	8,569.9	(4.5)	(13.3)

Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	1,266.1	1,220.9	999.4	1,590.8	1,745.4	3.7	(27.5)
U.S. Treasury demand deposits	—	—	12.4	6.4	7.5	—	(100.0)
Line of credit and other debt	—	—	—	20.0	20.0	—	(100.0)

Total short-term borrowings	1,266.1	1,220.9	1,011.8	1,617.2	1,772.9	3.7	(28.6)

Other liabilities	393.4	382.4	442.9	482.4	260.7	2.9	50.9
Long-term debt	470.4	469.9	469.3	468.8	468.3	0.1	0.4

Total liabilities	9,558.9	9,852.4	10,199.6	10,984.8	11,071.8	(3.0)	(13.7)

Stockholders’ equity:
Preferred stock	322.8	322.4	322.0	321.5	—	0.1	—
Other stockholders’ equity	991.6	988.3	1,014.3	1,012.4	1,062.1	0.3	(6.6)

Total Wilmington Trust stockholders’ equity	1,314.4	1,310.7	1,336.3	1,333.9	1,062.1	0.3	23.8
Noncontrolling interest	0.5	0.3	0.3	0.2	0.2	66.7	150.0

Total stockholders’ equity	1,314.9	1,311.0	1,336.6	1,334.1	1,062.3	0.3	23.8

Total liabilities and stockholders’ equity	$10,873.8	$11,163.4	$11,536.2	$12,318.9	$12,134.1	(2.6)	(10.4)

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the nine months ended September 30, 2009
AVERAGE STATEMENT OF CONDITION

	2009	2009	2009	2008	2008	% Change From
	Third	Second	First	Fourth	Third	Prior	Prior
(In millions)	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Year
ASSETS
Cash and due from banks	$288.3	$245.5	$369.0	$321.8	$221.5	17.4	30.2

Interest-bearing deposits in other banks	98.0	100.2	99.3	99.4	101.7	(2.2)	(3.6)

Federal funds sold and securities purchased under agreements to resell	13.8	14.5	31.5	25.0	32.9	(4.8)	(58.1)

Investment securities:
U.S. Treasury	18.4	46.2	61.1	82.2	50.4	(60.2)	(63.5)
Government agencies	169.3	256.0	406.2	463.3	459.8	(33.9)	(63.2)
Obligations of state and political subdivisions	6.0	6.7	6.6	7.0	7.1	(10.4)	(15.5)
Preferred stock	20.7	17.0	17.1	18.9	32.9	21.8	(37.1)
Mortgage-backed securities	284.4	307.9	600.5	657.5	684.1	(7.6)	(58.4)
Other securities	155.1	183.3	183.1	212.2	227.4	(15.4)	(31.8)

Total investment securities	653.9	817.1	1,274.6	1,441.1	1,461.7	(20.0)	(55.3)

FHLB and FRB stock, at cost	26.7	25.5	20.2	19.2	20.7	4.7	29.0

Loans:
Commercial, financial, and agricultural	2,687.7	2,765.6	2,853.4	2,973.0	2,915.8	(2.8)	(7.8)
Real estate — construction	1,959.5	1,973.4	1,950.7	1,921.6	1,877.8	(0.7)	4.4
Commercial mortgage	2,038.7	1,987.5	1,911.6	1,833.9	1,757.9	2.6	16.0

Total commercial loans	6,685.9	6,726.5	6,715.7	6,728.5	6,551.5	(0.6)	2.1

Residential mortgage	431.9	566.5	573.8	563.8	560.9	(23.8)	(23.0)
Consumer	1,525.1	1,605.1	1,686.4	1,750.7	1,780.3	(5.0)	(14.3)
Secured with investments	436.7	498.1	542.8	568.2	566.3	(12.3)	(22.9)

Total retail loans	2,393.7	2,669.7	2,803.0	2,882.7	2,907.5	(10.3)	(17.7)

Total loans net of unearned income	9,079.6	9,396.2	9,518.7	9,611.2	9,459.0	(3.4)	(4.0)
Reserve for loan losses	(182.7)	(164.0)	(152.9)	(117.6)	(111.0)	11.4	64.6

Net loans	8,896.9	9,232.2	9,365.8	9,493.6	9,348.0	(3.6)	(4.8)

Premises and equipment	150.9	151.8	151.8	153.1	153.5	(0.6)	(1.7)
Goodwill	363.4	356.9	351.9	355.7	345.5	1.8	5.2
Other intangibles	43.2	44.1	46.0	46.2	48.7	(2.0)	(11.3)
Other assets	417.5	432.3	409.5	331.6	309.3	(3.4)	35.0

Total assets	$10,952.6	$11,420.1	$12,119.6	$12,286.7	$12,043.5	(4.1)	(9.1)

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand	$1,310.6	$1,246.6	$889.5	$840.1	$745.1	5.1	75.9
Interest-bearing:
Savings	911.7	907.0	895.2	799.0	807.8	0.5	12.9
Interest-bearing demand	3,243.7	3,154.0	2,813.7	2,582.7	2,511.7	2.8	29.1
Certificates under $100,000	1,063.9	1,113.9	1,099.8	1,041.2	979.8	(4.5)	8.6
Local certificates $100,000 and over	169.2	180.9	209.0	264.4	291.9	(6.5)	(42.0)

Total core deposits	6,699.1	6,602.4	5,907.2	5,527.4	5,336.3	1.5	25.5
National brokered certificates	959.8	1,150.6	2,017.8	2,696.2	3,197.1	(16.6)	(70.0)

Total deposits	7,658.9	7,753.0	7,925.0	8,223.6	8,533.4	(1.2)	(10.2)

Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	1,124.5	1,433.8	1,938.9	2,080.8	1,686.1	(21.6)	(33.3)
U.S. Treasury demand deposits	—	8.1	6.8	41.8	7.6	(100.0)	(100.0)
Line of credit and other debt	—	—	3.2	20.4	11.9	—	(100.0)

Total short-term borrowings	1,124.5	1,441.9	1,948.9	2,143.0	1,705.6	(22.0)	(34.1)

Other liabilities	376.5	412.8	446.8	304.6	315.0	(8.8)	19.5
Long-term debt	470.1	469.5	469.0	468.5	468.0	0.1	0.4

Total liabilities	9,630.0	10,077.2	10,789.7	11,139.7	11,022.0	(4.4)	(12.6)

Stockholders’ equity:
Preferred stock	322.6	322.1	321.5	71.2	—	0.2	—
Other stockholders’ equity	999.6	1,020.5	1,008.2	1,075.6	1,021.3	(2.0)	(2.1)

Total Wilmington Trust stockholders’ equity	1,322.2	1,342.6	1,329.7	1,146.8	1,021.3	(1.5)	29.5
Noncontrolling interest	0.4	0.3	0.2	0.2	0.2	33.3	100.0

Total stockholders’ equity	1,322.6	1,342.9	1,329.9	1,147.0	1,021.5	(1.5)	29.5

Total liabilities and stockholders’ equity	$10,952.6	$11,420.1	$12,119.6	$12,286.7	$12,043.5	(4.1)	(9.1)

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the nine months ended September 30, 2009
YIELDS AND RATES

	2009	2009	2009	2008	2008
	Third	Second	First	Fourth	Third
YIELDS/RATES (tax-equivalent basis)	Quarter	Quarter	Quarter	Quarter	Quarter
EARNING ASSETS:
Interest-bearing time deposits in other banks	0.28%	0.39%	0.54%	1.38%	1.93%
Federal funds sold and securities purchased under agreements to resell	2.09	1.27	2.59	1.11	2.57

Total investment securities	4.35	3.89	4.28	4.41	4.57

FHLB and FRB stock, at cost	0.12	2.84	1.66	0.77	3.74

Commercial, financial, and agricultural	4.26	4.30	4.27	5.34	5.69
Real estate — construction	3.49	3.60	3.67	4.88	5.26
Commercial mortgage	4.35	4.40	4.43	5.48	5.71
Total commercial loans	4.06	4.12	4.14	5.25	5.57

Residential mortgage	5.45	5.71	5.64	5.51	5.64
Consumer	5.64	5.63	5.67	6.17	6.28
Secured with investments	2.79	2.60	2.30	4.18	4.00
Total retail loans	5.09	5.08	5.01	5.65	5.71

Total loans	4.33	4.40	4.40	5.37	5.61

Total earning assets	4.28	4.31	4.34	5.18	5.42

FUNDS USED TO SUPPORT EARNING ASSETS:

Core deposits
Savings	1.20	1.24	1.68	2.12	2.21
Interest-bearing demand	0.37	0.40	0.39	0.59	0.70
Certificates under $100,000	2.71	2.98	3.05	3.06	3.08
Local certificates $100,000 and over	2.25	2.62	2.84	3.02	3.08
Core interest-bearing deposits	1.03	1.15	1.30	1.54	1.62

National brokered certificates	1.34	1.74	2.54	3.11	3.05

Total interest-bearing deposits	1.08	1.26	1.66	2.11	2.21

Short-term borrowings	0.24	0.26	0.31	0.92	2.21

Long-term debt	7.06	7.14	7.23	7.11	7.07

Total interest-bearing liabilities	1.31	1.41	1.66	2.09	2.44

Total funds used to support earning assets	1.05	1.15	1.43	1.84	2.17

Net interest margin (tax-equivalent basis)	3.23	3.16	2.91	3.34	3.25

Year-to-date net interest margin	3.10	3.04	2.91	3.28	3.26

Prime rate	4.00	4.00	4.00	4.25	5.00

Tax-equivalent net interest income (in millions)	$80.5	$82.1	$79.0	$95.2	$91.7

Average earning assets at historical cost	$9,898.9	$10,411.5	$10,998.0	$11,338.0	$11,210.6
Average fair valuation adjustment on investment securities available for sale	(26.9)	(58.0)	(53.7)	(142.1)	(134.6)

Average earning assets	$9,872.0	$10,353.5	$10,944.3	$11,195.9	$11,076.0

Average rates are calculated using average balances based on historical cost and do not reflect fair valuation adjustments.

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the nine months ended September 30, 2009
CREDIT QUALITY

	Three Months Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
(Dollars in millions)	2009	2009	2009	2008	2008
NONPERFORMING ASSETS AT PERIOD-END
Nonaccruing loans:
Commercial, financial, and agricultural	$88.6	$87.7	$64.4	$41.2	$28.4
Commercial real estate — construction	190.7	145.3	114.2	112.7	41.0
Commercial mortgage	50.8	40.5	28.3	21.7	8.6
Consumer and other retail	35.8	25.3	23.2	20.7	22.1

Total nonaccruing loans	365.9	298.8	230.1	196.3	100.1
Renegotiated loans	3.8	3.2	1.2	0.1	0.1

Total nonaccruing loans and renegotiated loans	369.7	302.0	231.3	196.4	100.2
Other real estate owned (OREO)	27.8	28.3	19.8	14.5	14.5

Total nonperforming assets	397.5	330.3	251.1	210.9	114.7

Loans past due 90 days or more:
Commercial, financial, and agricultural	4.2	3.0	3.9	8.4	6.5
Commercial real estate — construction	4.0	5.1	3.8	4.8	5.2
Commercial mortgage	9.2	2.8	2.6	1.6	2.1
Consumer and other retail	21.3	15.8	19.1	19.5	14.9

Total loans past due 90 days or more	38.7	26.7	29.4	34.3	28.7

RESERVE FOR LOAN LOSSES
Balance at the beginning of the period	$184.9	$167.0	$157.1	$122.2	$113.1
Loans charged off:
Commercial, financial, and agricultural	(8.1)	(8.5)	(7.6)	(4.1)	(4.9)
Commercial real estate — construction	(6.3)	(18.4)	(2.4)	(8.0)	—
Commercial mortgage	(1.0)	(1.7)	(0.3)	(0.9)	(1.0)
Residential mortgage	(0.5)	—	—	—	—
Consumer and other retail	(7.9)	(11.1)	(12.8)	(13.7)	(5.8)

Total loans charged off	(23.8)	(39.7)	(23.1)	(26.7)	(11.7)
Recoveries on loans previously charged off:
Commercial, financial, and agricultural	0.2	0.1	0.2	0.1	0.2
Commercial real estate — construction	—	—	—	—	—
Commercial mortgage	0.3	—	—	—	—
Residential mortgage	—	—	—	—	—
Consumer and other retail	1.5	3.4	1.7	1.1	1.0

Total recoveries	2.0	3.5	1.9	1.2	1.2
Net loans charged off:
Commercial, financial, and agricultural	(7.9)	(8.4)	(7.4)	(4.0)	(4.7)
Commercial real estate — construction	(6.3)	(18.4)	(2.4)	(8.0)	—
Commercial mortgage	(0.7)	(1.7)	(0.3)	(0.9)	(1.0)
Residential mortgage	(0.5)	—	—	—	—
Consumer and other retail	(6.4)	(7.7)	(11.1)	(12.6)	(4.8)

Total net loans charged off	(21.8)	(36.2)	(21.2)	(25.5)	(10.5)
Transfers from/(to) reserve for lending commitments	—	0.1	1.6	(7.1)	—
Provision charged to operations	38.7	54.0	29.5	67.5	19.6

Balance at the end of the period	201.8	184.9	167.0	157.1	122.2

Reserve for lending commitments in other liabilities *	5.7	4.0	5.5	7.1	—

* The reserve for lending commitments was transferred to other liabilities as of December 31, 2008. Prior periods were not reclassified.

RATIOS
Period-end loans	$9,021.2	$9,175.2	$9,408.7	$9,619.1	$9,585.0
Average loans	9,079.6	9,396.2	9,518.7	9,611.2	9,459.0
Period-end reserve to loans	2.24%	2.02%	1.77%	1.63%	1.27%
Period-end nonperforming assets to loans and OREO	4.39	3.59	2.66	2.19	1.19
Period-end loans past due 90 days to total loans	0.43	0.29	0.31	0.36	0.30
Quarterly net charge-offs to average loans (not annualized)	0.24	0.39	0.22	0.27	0.11
Year-to-date net charge-offs to average loans	0.85	0.61	0.22	0.57	0.30

INTERNAL RISK RATING
Pass	83.86%	86.47%	88.60%	90.80%	96.08%
Watchlisted	6.64	6.00	6.39	5.20	2.25
Substandard	9.18	7.22	4.99	3.99	1.66
Doubtful/loss	0.32	0.31	0.02	0.01	0.01

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the nine months ended September 30, 2009
LOAN PORTFOLIO DETAIL

	Three Months Ended
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
(Dollars in millions)	2009	2009	2009	2008	2008
LOAN PORTFOLIO COMPOSITION
Commercial, financial, and agricultural	29%	30%	29%	31%	31%
Commercial real estate — construction	22	21	21	20	20
Commercial mortgage	23	22	21	19	19
Residential mortgage	5	5	6	6	6
Consumer	16	17	17	18	18
Secured with investments	5	5	6	6	6

COMMERCIAL REAL ESTATE — CONSTRUCTION DETAIL
Project type:
Residential real estate construction	51%	49%	49%	54%	52%
Land development	21	21	22	21	22
Retail and office	18	17	17	15	14
Owner-occupied	2	2	2	2	3
Multi-family	4	4	3	2	2
Other	4	7	7	6	7
Geographic location:
Delaware	58%	59%	60%	60%	61%
Pennsylvania	23	23	23	23	23
Maryland	7	6	6	6	6
New Jersey	9	9	8	7	7
Other	3	3	3	4	3

CONSUMER LOANS, PERIOD-END
Home equity	$570.5	$573.3	$566.8	$565.4	$544.8
Indirect	684.8	753.7	823.2	891.5	942.9
Credit card	67.5	64.5	62.9	67.8	67.0
Other consumer	162.7	174.2	183.7	208.2	228.2

Total consumer loans	$1,485.5	$1,565.7	$1,636.6	$1,732.9	$1,782.9

CONSUMER LOANS, ON AVERAGE
Home equity	$572.9	$571.8	$568.3	$556.4	$533.8
Indirect	718.7	788.0	858.6	916.8	952.3
Credit card	64.2	64.2	65.3	66.8	67.3
Other consumer	169.3	181.1	194.2	210.7	226.9

Total consumer loans	$1,525.1	$1,605.1	$1,686.4	$1,750.7	$1,780.3

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the nine months ended September 30, 2009
SUPPLEMENTAL INFORMATION

	Three Months Ended
						% Change From:
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Prior	Prior
	2009	2009	2009	2008	2008	Quarter	Year
NET INCOME
Net (loss)/income per common share
Basic	$(0.15)	$(0.20)	$0.25	$(1.02)	$0.34	(25.0)	—
Diluted	(0.15)	(0.20)	0.25	(1.02)	0.34	(25.0)	—
Weighted average shares outstanding (in thousands)
Basic	68,979	68,966	68,945	68,342	67,231
Diluted	68,979	68,966	68,945	68,342	67,253
Net (loss)/income as a percentage of:
Average assets	(0.21)%	(0.32)%	0.73%	(2.22)%	0.76%
Average stockholders’ equity[1]	(2.34)	(3.58)	8.77	(25.34)	8.92

ASSETS UNDER MANAGEMENT* (in billions)
Wilmington Trust	$40.3	$35.2	$34.1	$36.6	$37.1	14.5	8.6
Roxbury Capital Management	1.5	1.4	1.3	1.3	1.9	7.1	(21.1)
Cramer Rosenthal McGlynn	11.0	9.4	7.4	7.8	10.1	17.0	8.9

Combined assets under management	$52.8	$46.0	$42.8	$45.7	$49.1	14.8	7.5

* Assets under management include estimates for values associated with certain assets that lack readily ascertainable values, such as limited partnership interests.

ASSETS UNDER ADMINISTRATION ** (in billions)
Wilmington Trust	$141.4	$128.7	$122.2	$127.6	$139.9	9.9	1.1
** Includes Wilmington Trust assets under management

INVESTMENT MIX OF ASSETS MANAGED BY WILMINGTON TRUST
Equities	37%	36%	34%	38%	41%
Fixed income	33	37	36	33	26
Other	30	27	30	29	33

CAPITAL (in millions, except per share amounts)
Average Wilmington Trust stockholders’ equity	$1,322.2	$1,342.6	$1,329.7	$1,146.8	$1,021.3	(1.5)	29.5
Tier 1 capital	1,090.4	1,093.4	1,072.7	1,058.3	767.6	(0.3)	42.1
Per share:
Book value[1]	14.29	14.26	14.64	14.65	15.60	0.2	(8.4)
Quarterly dividends declared per common share	0.01	0.1725	0.1725	0.345	0.345	(94.2)	(97.1)
Year-to-date dividends declared per common share	0.355	0.345	0.1725	1.37	1.025
Average stockholders’ equity to assets[1]	9.13%	8.94%	8.32%	8.75%	8.48%
Total risk-based capital ratio	14.40	14.02	14.15	13.97	11.24
Tier 1 risk-based capital ratio	9.95	9.68	9.40	9.24	6.77
Tier 1 leverage capital ratio	10.21	9.79	9.02	8.77	6.52
Tangible common equity to assets ratio[1]	5.60	5.40	5.51	5.12	5.72

INVESTMENT SECURITIES PORTFOLIO
Average life (in years)	9.21	8.09	7.49	6.32	6.13
Average duration	(0.25)	(1.33)	(2.06)	(0.93)	1.84
Percentage invested in fixed rate instruments	64%	68%	80%	94%	85%

FUNDING (on average)
Percentage from core deposits	76%	72%	60%	53%	52%
Percentage from national funding	11	12	20	26	31
Percentage from short-term borrowings	13	16	20	21	17

ASSET — LIABILITY MATCHING
As a percentage of total balances at period-end:
Loans outstanding with floating rates	78%	77%	74%	74%	73%
Commercial loans with floating rates	89	89	89	88	88
Commercial loans tied to a prime rate	53	54	55	57	54
Commercial loans tied to the 30-day LIBOR	40	40	39	37	40

National CDs and short-term borrowings maturing in 90 days or less	77%	80%	78%	83%	95%

FULL-TIME EQUIVALENT HEADCOUNT
Full-time equivalent headcount	2,902	2,909	2,945	2,946	2,925

[1]	Does not include preferred stock and noncontrolling interest.